                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): March 25, 2002



                        MURRAY INCOME PROPERTIES I, LTD.
               (Exact Name of Registrant as Specified in Charter)


            TEXAS                       0-14105               75-1946214
-------------------------------    ----------------    ------------------------
(State or Other Jurisdiction of    (Commission File        (I.R.S. Employer
Incorporation or Organization)         Number)          Identification Number)

                     13615 Neutron Road, Dallas, Texas 75244
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 991-9090



                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           Murray Income Properties I, Ltd. ("MIP I" or the "Partnership") owns an 85% interest in Tower Place Joint Venture (the "Joint Venture"). The remaining 15% of the Joint Venture is owned by Murray Income Properties II, Ltd. ("MIP II"), a publicly registered real estate limited partnership, the general partners of which are affiliates of the General Partners of the Partnership. On March 25, 2002, pursuant to a Purchase and Sale Agreement dated effective January 2, 2002, as amended, the Joint Venture sold the Tower Place Festival Shopping Center, located in Pineville (Charlotte), North Carolina, to Investment Property Exchange Services, Inc. (the "Purchaser") for a net sale price of $13,050,000 in cash. The sale of this property was authorized by the limited partners at a special meeting held on March 10, 2000. The Purchaser has no relationship with the Joint Venture, MIP I or MIP II or their general partners and their officers and directors (or their affiliates). The Joint Venture anticipates that the commissions and expenses of the sale will be approximately $480,000, resulting in net proceeds to the Joint Venture of approximately $12,570,000 and a gain of approximately $3,900,000. MIP I will realize 85% of these amounts, or approximately $10,684,500 in net proceeds and $3,315,000 in gain, respectively, and MIP II will realize 15% of these amounts, or approximately $1,885,000 in net proceeds and $585,000 in gain, respectively.

           The net sale price of $13,050,000 exceeds the 95% of the appraised value as disclosed in the proxy statement that was mailed to the Partnership's limited partners on or about January 14, 2000 (the "proxy").

           Because the sale of the Tower Place Festival Shopping Center represents the sale of the last property owned by the Partnership, the Partnership will now proceed as soon as practicable with the orderly winding up of the Partnership's affairs, followed by the complete liquidation and dissolution of the Partnership.

           After the Partnership pays or reserves for all costs associated with the liquidation and dissolution process, all previously undistributed operating income and all previously undistributed net proceeds from the sale of the Partnership's properties will be distributed to the limited partners. In connection with the liquidation and dissolution process, the General Partners will not accept any transfers of limited partnership interests after April 30, 2002, so that the General Partners can calculate and make the final distributions to the limited partners. While the amounts to be distributed cannot be determined at this time, it is currently anticipated that the distributions will be made no later than May 31, 2002; however, the distributions may occur after that date due to any administrative difficulties that the General Partners may encounter.

           As was stated in the proxy, as part of the liquidation and dissolution process the Partnership will distribute 2% of the original equity of the Partnership, or $564,540, to a special liquidating trust which will hold these funds for three years after the liquidation and dissolution of the Partnership in order to meet any contingent liabilities which may arise. Mitchell Armstrong, the President of the corporate general partner of MIP I and MIP II, will serve as the trustee of the liquidating trust and receive a normal and customary fee for such services. The General Partners of the Partnership do not believe there are any material, contingent claims outstanding. However, because of the representations and warranties given to purchasers of the Partnership's properties and because there may be claims from parties unknown to the Partnership at this time, the Partnership will set aside these funds in the liquidating trust for three years. Any remaining assets of the liquidating trust will be distributed to the beneficiaries (the former limited partners of the Partnership) at the end of the three year period.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)      PRO FORMA FINANCIAL INFORMATION

MURRAY INCOME PROPERTIES I, LTD.
(A LIMITED PARTNERSHIP)
AND CONSOLIDATED JOINT VENTURE
PRO FORMA CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2001
(UNAUDITED)

                                                                              Pro Forma
                                                                           Adjustment for
                                                 Historical                  Tower Place
                                                 Summary at                   Festival                  Pro Forma
                                              December 31, 2001            Shopping Center          December 31, 2001
                                              -----------------            ---------------          -----------------
Assets

Properties held for sale                         $  8,310,993               $ (8,310,993)              $          0
Cash and cash equivalents                           1,488,216                 12,522,587                 14,010,803
Accounts receivable                                   189,297                    (99,715)                    89,582
Other assets                                          394,726                   (386,956)                     7,770
                                                 ------------                -----------               ------------
                                                 $ 10,383,232                $ 3,724,923               $ 14,108,155
                                                 ============                ===========               ============

Liabilities and Partners' Equity

Account payable                                  $     17,786               $    (10,871)              $      6,915
Accrued property taxes                                103,282                   (103,282)                         0
Security deposits & other liabilities                 332,992                    (97,992)                   235,000
                                                 ------------                -----------               ------------
Total liabilities                                     454,060                   (212,145)                   241,915
                                                 ------------                -----------               ------------

Minority interest in joint venture                  1,365,351                    590,560                  1,955,911
                                                 ------------                -----------               ------------

Total partners' equity                              8,563,821                  3,346,508                 11,910,329
                                                 ------------                -----------               ------------
                                                 $ 10,383,232                $ 3,724,923               $ 14,108,155
                                                 ============                ===========               ============

See notes to pro forma financial statements

MURRAY INCOME PROPERTIES I, LTD.
(A LIMITED PARTNERSHIP)
AND CONSOLIDATED JOINT VENTURE
PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2001
(UNAUDITED)

                                       Historical            Pro Forma
                                         Summary          Adjustment for          Pro Forma          Pro Forma
                                      For the Year          Castle Oaks        Adjustment for       For the Year
                                          Ended               Village            Tower Place           Ended
                                    December 31, 2001     Shopping Center      Shopping Center    December 31, 2001
                                    -----------------     ---------------      ---------------    -----------------
Income
   Rental                             $   1,779,109         $  (144,080)        $ (1,631,105)         $     3,924
   Interest                                  93,932                (592)              (2,924)              90,416
   Gain on sale of property                 327,383            (327,383)                   0                    0
                                      -------------         -----------         ------------          -----------
                                          2,200,424            (472,055)          (1,634,029)              94,340
                                      -------------         -----------          -----------          -----------
Expenses:
   Property operating                       435,804             (58,681)            (377,123)                   0
   General and administrative               423,970                                        0              423,970
                                      -------------         -----------         ------------          -----------
                                            859,774             (58,681)            (377,123)             423,970
                                      -------------         -----------          -----------          -----------
   Earnings before Minority
     Interest                             1,340,650            (413,374)          (1,256,906)            (329,630)

Minority Interest in joint
   venture's earnings                      (189,257)                  0              188,536                 (721)
                                      -------------         -----------         ------------          ------------
Net Earnings                          $   1,151,393         $  (413,374)        $  1,068,370          $  (330,351)
                                      =============         ===========         ============          ============
Net Earnings allocated to
   Limited Partners                       1,020,246             356,028              961,533             (297,315)
                                      =============         ===========         ============          ===========
Basic earnings per limited
   partnership interest               $       36.14         $    (12.61)        $     (34.06)         $    (10.53)
                                      =============         ===========         ============          ===========


See notes to pro forma financial statements

MURRAY INCOME PROPERTIES I, LTD.
(A LIMITED PARTNERSHIP)
AND CONSOLIDATED JOINT VENTURE
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

           The unaudited pro forma consolidated balance sheet as of December 31, 2001 is based on the unaudited historical consolidated financial statements of the Partnership after giving effect to the disposition as described in Item 2 as if the sale had been consummated as of December 31, 2001. The pro forma adjustments include net proceeds of approximately $12,500,000.

           The unaudited pro forma consolidated statement of earnings for the twelve months ended December 31, 2001 is based on the unaudited historical statement of earnings of the Partnership after giving effect to the disposition as described in Item 2 as if the sale had been consummated on January 1, 2001.

           These unaudited pro forma financial statements may not be indicative of the results that actually would have occurred if the transaction had been in effect on the dates indicated or which may be obtained in the future. The unaudited pro forma financial statements should be read in conjunction with the financial statements of the Partnership including its Annual Report on Form 10-K for the year ended December 31, 2001.

(c)        EXHIBITS.

           10.1 Purchase and Sale Agreement dated effective as of January 2, 2002 by and between Tower Place Joint Venture and Tisano Realty, Inc. Reference is made to Exhibit 10p to the 2001 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 22, 2002. (File No. 0-14105)

           10.2 First Amendment to Purchase and Sale Agreement effective as of February 1, 2002 by and between Tower Place Joint Venture and Tisano Realty, Inc. Reference is made to Exhibit 10q to the 2001 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 22, 2002. (File No. 0-14105)

           10.3 Second Amendment to Purchase and Sale Agreement effective as of February 14, 2002 by and between Tower Place Joint Venture and Tisano Realty, Inc. Reference is made to Exhibit 10r to the 2001 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 22, 2002. (File No. 0-14105)

           10.4 Assignment of Purchase and Sale Contract dated March 20, 2002 by and between Tower Place Joint Venture, Tisano Realty, Inc. and Investment Property Exchange Services, Inc. Filed herewith.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MURRAY INCOME PROPERTIES I, LTD.

                                       By:  Murray Realty Investors VIII, Inc.,
                                            a general partner


                                            By:    /s/ Mitchell Armstrong
                                                -------------------------------
                                                   Mitchell Armstrong
                                                   President



Date: April 9, 2002

                                  EXHIBIT LIST


    EXHIBIT
    NUMBER                    DESCRIPTION
    -------                   -----------
     10.1      Purchase and Sale Agreement dated effective as of January 2, 2002 by and between Tower Place Joint Venture and Tisano Realty, Inc.
               Reference is made to Exhibit 10p to the 2001 Annual Report on
               Form 10-K filed with the Securities and Exchange Commission on
               March 22, 2002.  (File No. 0-14105)

     10.2      First Amendment to Purchase and Sale Agreement effective as of
               February 1, 2002 by and between Tower Place Joint Venture and
               Tisano Realty, Inc. Reference is made to Exhibit 10q to the 2001
               Annual Report on Form 10-K filed with the Securities and Exchange
               Commission on March 22, 2002. (File No. 0-14105)

     10.3      Second Amendment to Purchase and Sale Agreement effective as of
               February 14, 2002 by and between Tower Place Joint Venture and
               Tisano Realty, Inc. Reference is made to Exhibit 10r to the 2001
               Annual Report on Form 10-K filed with the Securities and Exchange
               Commission on March 22, 2002. (File No. 0-14105)

     10.4 Assignment of Purchase and Sale Contract dated March 20, 2002 by and between Tower Place Joint Venture, Tisano Realty, Inc. and
               Investment Property Exchange Services, Inc.  Filed herewith.